UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

GRATITUDE HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 15, 2020, Gratitude Health, Inc., a Nevada corporation, issued a press release announcing the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the Securities and Exchange Commission on May 14, 2020.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2020, titled “Gratitude Health, Inc. Announces Filing of Its Annual Report on Form 10-K”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRATITUDE HEALTH, INC.

By: /s/ Zalmi Duchman
Date: May 15, 2020	Name: Zalmi Duchman Title: Chief Executive Officer